UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2025

Inovio Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14888	33-0969592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 W. Germantown Pike Suite 110
Plymouth Meeting, PA 19462
(Address of principal executive offices, including zip code)
(267) 440-4200
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 20, 2025, Inovio Pharmaceuticals, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”), at which the stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 7, 2025 (the “Proxy Statement”).
Of the 36,673,739 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) entitled to vote as of the record date, which includes shares of Common Stock issuable on conversion of outstanding shares of Series C Cumulative Convertible Preferred Stock, a total of 20,020,605 shares of Common Stock, or 54.59%, were present or represented by proxy at the Annual Meeting. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal 1: The election of the following eight nominees as directors of the Company to serve until the Company’s 2026 Annual Meeting of Stockholders and until their successors are elected. The votes were cast as follows:

Name of Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Simon X. Benito	7,316,456	1,747,268	10,956,881
Roger D. Dansey, M.D.	8,172,640	891,084	10,956,881
Ann C. Miller, M.D.	8,360,784	702,940	10,956,881
Jacqueline E. Shea, Ph.D.	8,283,381	780,343	10,956,881
Jay P. Shepard	8,250,576	813,148	10,956,881
David B. Weiner, Ph.D.	8,378,177	685,547	10,956,881
Wendy L. Yarno	8,194,523	869,201	10,956,881
Lota S. Zoth	8,421,250	642,474	10,956,881

Proposal 2: The ratification of the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
19,263,636	600,195	156,774	0

Proposal 3: The approval, on a non-binding advisory basis, of the compensation of the NEOs described in the Proxy Statement. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
7,853,003	1,058,436	152,285	10,956,881

Proposal 4: The approval of the amendment and restatement of the Company’s 2023 Omnibus Incentive Plan as described in the Proxy Statement. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
7,764,469	1,165,985	133,270	10,956,881

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOVIO PHARMACEUTICALS, INC.

Date: May 22, 2025	By:	/s/ Peter Kies
Peter Kies
Chief Financial Officer